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                                                                   EXHIBIT 10.14

                    REALLOCATION OF FOUNDER SHARES AGREEMENT

     This Reallocation of Founder Shares Agreement dated as of April 10, 2002 (this "Agreement"), is made by and among: Mimeon, Inc., a Delaware corporation (the "Company"); Ganesh Venkataraman ("Venkataraman"); Ram Sasisekharan ("Sasisekharan"); Robert S. Langer, Jr. ("Langer", and together with Venkataraman and Sasisekharan, the "Founders"); and Polaris Venture Partners III, L.P. (the "Investor").

     WHEREAS, on June 13, 2001, the Company sold 809,800 shares of the Company's common stock, $.0001 par value per share ("Common Stock"), to Sasisekharan, 809,800 shares of Common Stock to Langer and 380,400 shares to Venkataraman, in each case at a price of $.0001 per share;

     WHEREAS, the shares of Common Stock sold to the Founders are subject to (i) vesting requirements set forth in Restricted Stock Purchase Agreements dated as of June 13, 2001, between the Company and each Founder (each, a "Restricted Stock Purchase Agreement"), and (ii) rights of first refusal and co-sale of the Company and certain other stockholders as set forth in an Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of April 11, 2002, among the Company, the Founders, the Investors and certain other stockholders of the Company (the "ROFR and Co-Sale Agreement");

     WHEREAS, Venkataraman desires to purchase from each of Sasisekharan and Langer, and Sasisekharan and Langer each desire to sell to Venkataraman, 40,000 shares of unvested Common Stock;

     WHEREAS, the Company and the Investors desire to waive their rights of first refusal and co-sale with respect to these transfers of Common Stock among the Founders; and

     WHEREAS, the Company desires the shares of Common Stock transferred from Langer and Sasisekharan will remain subject to the vesting requirements set forth in the Restricted Stock Purchase Agreements;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows:

     1.   PURCHASE AND SALE OF SHARES.

          (a) Sasisekharan hereby sells to Venkataraman, and Venkataraman hereby purchases from the Sasisekharan, 40,000 shares of Common Stock for a purchase price per share of $0.0001, and an aggregate purchase price of $4.00. Sasisekharan acknowledges receipt from Venkataraman of $4.00 in cash, in full payment of such purchase price.

          (b) Langer hereby sells to Venkataraman, and Venkataraman hereby purchases from the Langer, 40,000 shares of Common Stock for a purchase price per share of $0.0001, and an aggregate purchase price of $4.00. Langer acknowledges receipt from Venkataraman of $4.00 in cash, in full payment of such purchase price.

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          (c)  The shares of Common Stock that are being transferred to
Venkataraman hereunder are hereinafter sometimes referred to collectively as the "Reallocated Shares".

     2.   VESTING; AMENDMENTS OF RESTRICTED STOCK PURCHASE AGREEMENTS

          (a) Section 1 of the Restricted Stock Purchase Agreement between the Company and Venkataraman (the "Venkataraman Original Vesting Agreement") is hereby amended to delete the definition of "Shares" in Section 1 and to insert the following in its place:

               SHARES: (i) The 380,400 shares of Common Stock issued to Purchaser hereunder, (ii) the 80,000 shares of Common Stock acquired by Purchaser from Ram Sasisekharan and Robert S. Langer under the Reallocation of Founder Shares Agreement dated as of April 10, 2002, and (iii) any other securities of the Company which may be issued in exchange for or in respect of such shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

          (b) Section 1 of the Restricted Stock Purchase Agreement between the Company and Sasisekharan (the "Sasisekharan Original Vesting Agreement") is hereby amended to delete the definition of "Shares" in Section 1 and to insert the following in its place:

               SHARES: (i) The 809,800 shares of Common Stock issued to Purchaser hereunder, minus (ii) the 40,000 shares of Common Stock sold by Purchaser to Ganesh Venkataraman under the Reallocation of Founder Shares Agreement dated as of April 10, 2002, plus (iii) any other securities of the Company which may be issued in exchange for or in respect of such remaining shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

          (c) Section 1 of the Restricted Stock Purchase Agreement between the Company and Langer (the "Langer Original Vesting Agreement") is hereby amended to delete the definition of "Shares" in Section 1 and to insert the following in its place:

               SHARES: (i) The 809,800 shares of Common Stock issued to Purchaser hereunder, minus (ii) the 40,000 shares of Common Stock sold by Purchaser to Ganesh Venkataraman under the Reallocation of Founder Shares Agreement dated as of April 10, 2002, plus (iii) any other securities of the Company which may be issued in exchange for or in respect of such remaining shares of Common Stock, whether by way of stock split, stock dividend, combination of shares, reclassification, recapitalization, reorganization or any other means.

          (d) The Venkataraman Original Vesting Agreement, the Sasisekharan Original Vesting Agreement and the Langer Original Vesting Agreement, each as amended hereby, are hereby ratified and confirmed in all respects and shall continue in full force and effect. Each such Original Vesting Agreement shall, together with this Agreement, be read and construed as a single agreement.

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     3.   WAIVER OF RIGHTS UNDER ROFR AND CO-SALE AGREEMENT. The parties hereto hereby approve the transactions contemplated by this Agreement and hereby waive, on their own behalf and on behalf of all of the parties to the ROFR and Co-Sale Agreement, any rights of such parties with respect to such transactions, including any rights to prior written notice, rights of first refusal and rights of co-sale.

     4. REPRESENTATION AND WARRANTIES OF SELLERS. Each of Sasisekharan and Langer (each a "Seller" and collectively, the "Sellers"), severally and not jointly, hereby represent and warrant to Venkataraman and the Company as follows:

          (a) Such Seller is the sole record and beneficial owner of the Reallocated Shares that he is transferring to Venkataraman hereunder, free and clear of all liens, claims and encumbrances.

          (b) This Agreement has been duly executed and delivered by such Seller; and this Agreement constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally.

          (c) Neither the execution, delivery nor performance of this Agreement by such Seller will result in the violation of, constitute a default under, or conflict with, any mortgage, trust agreement, other agreement, instrument, judgment, decree, order, law, rule or regulation applicable to such Seller.

          (d) Such Seller has not offered to sell any of the Reallocated Shares to, or solicited offers to buy any Reallocated Shares from, any person or entity other than Venkataraman.

          (e) Such Seller acknowledges that the Company has not given any investment, tax or other advice to, or, except as expressly set forth herein, made any representation or warranty to, or agreement with, such Seller to induce it to enter into this Agreement or otherwise in connection with the transactions contemplated hereby. Such Seller has consulted with, and relied solely upon, its own attorney, accountant, and tax or other advisors, as it deemed necessary, in connection with this Agreement and the transactions contemplated hereby.

     5. REPRESENTATIONS OF VENKATARAMAN. Venkataraman represents to the Company and the Sellers, as follows:

          (a) Venkataraman understands that the Reallocated Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under the securities or "Blue Sky" laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or "Blue Sky" laws. Venkataraman understands further that the Company's reliance on these exemptions is based in part on the representations made by Venkataraman in this Agreement. In this connection, Venkataraman represents and warrants that the offer and sale of the Reallocated Shares were made solely in Massachusetts.

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          (b)  Venkataraman understands the term "accredited investor" as used in Regulation D promulgated under the Act and represents and warrants to the Company that he is an "accredited investor" for purposes of acquiring the Reallocated Shares. The nature and amount of Venkataraman's investment in the Reallocated Shares is consistent with Venkataraman's investment objectives, abilities, and resources. Venkataraman understands that the Reallocated Shares are an illiquid investment, which will not become freely transferable by reason of any "change of circumstances" whatever. Venkataraman has adequate means of providing for Venkataraman's current needs and possible contingencies and has no need for liquidity in Venkataraman's investment.

          (c) Venkataraman is acquiring the Reallocated Shares for Venkataraman's own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. Venkataraman has no present intention to sell, hypothecate, distribute or otherwise transfer the Reallocated Shares or any portion thereof or any interest therein.

          (d) Venkataraman understands that the Reallocated Shares will constitute "restricted securities" within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless they are subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. Venkataraman has been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such "restricted securities" after they have been held for one year, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

          (e) In connection with Venkataraman's acquisition of the Reallocated Shares, Venkataraman accepts the condition that the Company may maintain "stop transfer" orders with respect to the Reallocated Shares and that each certificate or other document evidencing the Reallocated Shares will bear conspicuous legends in substantially the form set forth in the Venkataraman Original Vesting Agreement.

          (f) Venkataraman has consulted Venkataraman's attorney or accountant with respect to Venkataraman's purchase of the Reallocated Shares. Venkataraman has fully investigated the Company and its business and financial condition and has knowledge of the Company's current activities. Venkataraman acknowledges that the Company has granted Venkataraman and Venkataraman's attorney or accountant access to all information about the Company which they have requested and has offered each of them access to all further information which they deemed relevant to an investment decision with respect to the Reallocated Shares. Venkataraman and Venkataraman's attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company's financial condition and prospects.

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     6.   MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement and the Original Vesting Agreement constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all prior agreements, negotiations, representations and proposals, written or oral, relating to such subject matter.

          (b) AMENDMENTS AND WAIVERS. No provision of this Agreement may be amended or waived except by an agreement in writing executed by all of the parties hereto.

          (c) BINDING EFFECT. All covenants and agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

          (d) GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

          (e) PROVISIONS SEVERABLE. In the event that any provision of this Agreement shall be determined to be invalid, illegal or otherwise unenforceable by any court of competent jurisdiction, the validity, legality and enforceability of the other provisions of this Agreement shall not be affected thereby. Any invalid, illegal or unenforceable provision of this Agreement shall be severed, and after any such severance, all other provisions hereof shall remain in full force and effect.

          (f) FURTHER ASSURANCES. Each party agrees to sign such other documents or take such other actions as the other parties may reasonably request in order to perform the transactions contemplated hereunder.

          (g) CONSTRUCTION. A reference to a Section shall mean a Section of this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Reallocation of Founder Shares Agreement as of the date first written above.

                                     MIMEON, INC.


                                     By:/s/ Alan L. Crane
                                        ----------------------------------------
                                         Alan L. Crane
                                         President and Chief Executive Officer


                                     /s/ Ganesh Venkataraman
                                     -------------------------------------------
                                     Ganesh Venkataraman


                                     POLARIS VENTURE PARTNERS III, L.P.
                                       By: POLARIS VENTURE MANAGEMENT
                                           CO. III, L.L.C., its General Partner


                                           By:  /s/William E. Bilodeau
                                              ----------------------------------
                                              William E. Bilodeau
                                              Attorney-in-fact


                                     /s/ Alan L. Crane
                                     -------------------------------------------
                                     Alan L. Crane


                                     /s/Robert S. Langer, Jr.
                                     -------------------------------------------
                                     Robert S. Langer, Jr.


                                     /s/ Ram Sasisekharan
                                     -------------------------------------------
                                     Ram Sasisekharan


                 THIS AGREEMENT MAY BE EXECUTED IN COUNTERPARTS

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